                                  Directors Dealings According to ss. 15 a WpHG


               Emitter of Financial Instrument: GPC Biotech AG, Fraunhoferstr. 20, 82152 Martinsried
--------------------------------------------------------------------------------------------------------------------
Name                           Dr. Bernd R. Seizinger (Member of Management Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           12/23/2005

Place                          Xetra

Price                          10.86 (average)

Currency                       Euro

Number of shares               35,000

Volume                         380,170
--------------------------------------------------------------------------------------------------------------------

Name                           Dr. Bernd R. Seizinger (Member of Management Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           12/27/2005

Place                          Xetra

Price                          10.75 (average)

Currency                       Euro

Number of shares               16,000

Volume                         172,034
--------------------------------------------------------------------------------------------------------------------

Name                           Dr. Bernd R. Seizinger (Member of Management Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           12/28/2005

Place                          Xetra

Price                          10.71 (average)

Currency                       Euro

Number of shares               10,000

Volume                         107,100
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name                           Dr. Bernd R. Seizinger (Member of Management Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           12/29/2005

Place                          Xetra

Price                          10.54 (average)

Currency                       Euro

Number of shares               5,127

Volume                         54,023
--------------------------------------------------------------------------------------------------------------------

Name                           Dr. Mirko Scherer (Member of Management Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           12/23/2005

Place                          Xetra

Price                          10.86 (Average)

Currency                       Euro

Number of shares               35,000

Volume                         380,180.50
--------------------------------------------------------------------------------------------------------------------

Name                           Dr. Mirko Scherer (Member of Management Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           12/27/2005

Place                          Xetra

Price                          10.79 (Average)

Currency                       Euro

Number of shares               12,000

Volume                         129,445.20
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name                           Dr. Elmar Maier (Member of Management Board)

Financial Instrument           Ordinary bearer shares

ISIN                           DE0005851505

Classification of transaction  Sale

Date                           12/22/2005

Place                          Xetra/Frankfurt

Price                          11.26

Currency                       Euro

Number of shares               13,116

Volume                         147,686
--------------------------------------------------------------------------------------------------------------------

Name                           Dr. Elmar Maier (Member of Management Board)

Financial Instrument           Ordinary bearer shares

ISIN                           DE0005851505

Classification of transaction  Sale

Date                           12/23/2005

Place                          Xetra/Frankfurt

Price                          10.97

Currency                       Euro

Number of shares               51,524

Volume                         565,218
--------------------------------------------------------------------------------------------------------------------

Name                           Dr. Elmar Maier (Member of Management Board)

Financial Instrument           Ordinary bearer shares

ISIN                           DE0005851505

Classification of transaction  Sale

Date                           12/27/2005

Place                          Xetra/Frankfurt

Price                          10.83

Currency                       Euro

Number of shares               7,638

Volume                         82,719
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name                           Dr. Sebastian Meier-Ewert (Member of Management Board)

Financial Instrument           Ordinary bearer shares

ISIN                           DE0005851505

Classification of transaction  Sale

Date                           12/22/2005

Place                          Xetra/Frankfurt

Price                          11.17

Currency                       Euro

Number of shares               50,000

Volume                         558,500
--------------------------------------------------------------------------------------------------------------------

Name                           Dr. Sebastian Meier-Ewert (Member of Management Board)

Financial Instrument           Ordinary bearer shares

ISIN                           DE0005851505

Classification of transaction  Sale

Date                           12/23/2005

Place                          Xetra/Frankfurt

Price                          10.95

Currency                       Euro

Number of shares               13,018

Volume                         142,547
--------------------------------------------------------------------------------------------------------------------

Name                           Dr. Sebastian Meier-Ewert (Member of Management Board)

Financial Instrument           Ordinary bearer shares

ISIN                           DE0005851505

Classification of transaction  Sale

Date                           12/28/2005

Place                          Xetra/Frankfurt

Price                          10.80

Currency                       Euro

Number of shares               15,777

Volume                         170,392
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------